                                                                    EXHIBIT 10bb

                                                                      Document 1

                       COMMITMENT TO GUARANTEE OBLIGATIONS

                                       BY

                          THE UNITED STATES OF AMERICA

                                   Accepted by

                              ROWAN COMPANIES, INC.
                                    Shipowner

                   (Under Title XI, Merchant Marine Act, 1936,
                        as amended, and in effect on the
                       date of this Guarantee Commitment)

                                TABLE OF CONTENTS

Doc.
No.      Document
----     ---------

 1       Commitment to Guarantee Obligations
 2       Schedule One -- Form of Opinion of Counsel
 3       Appendix I -- Form of Credit Agreement
 4       Appendix II -- Form of Trust Indenture
 5       Schedule A -- Schedule of Definitions to Trust Indenture
 6       Exhibit 1 -- General Provisions Incorporated into the Trust Indenture by Reference
 7       Exhibit 2 -- Form of Floating Rate Note
 8       Exhibit 3 -- Form of Fixed Rate Note
 9       Exhibit 4 -- Form of Authorization Agreement
10       Appendix III -- Form of Security Agreement
11       Exhibit 1 -- General Provisions Incorporated into the Security Agreement by Reference
12       Schedule X -- Schedule of Definitions
13       Exhibit 2 -- Form of Secretary's Note
14       Exhibit 3 -- Form of First Preferred Ship Mortgage
15       Exhibit 4 -- Form of Amendment No. 7 to Financial Agreement
16       Exhibit 5 -- Form of Consent of Shipyard
17       Exhibit 6 -- Construction Contract
18       Exhibit 7 -- Form of Amendment No. 4 to Depository Agreement

                                                           Contract No. MA-13837

                       COMMITMENT TO GUARANTEE OBLIGATIONS

                                       BY

                          THE UNITED STATES OF AMERICA

                                   Accepted by

                              ROWAN COMPANIES, INC.
                                    SHIPOWNER

         THIS COMMITMENT TO GUARANTEE OBLIGATIONS, dated as of May 28, 2003 (the "Guarantee Commitment"), is made and entered into by the UNITED STATES OF AMERICA (the "United States"), represented by the SECRETARY OF TRANSPORTATION, acting by and through the MARITIME ADMINISTRATOR (the "Secretary"), and accepted on said date by ROWAN COMPANIES, INC., a Delaware corporation (the "Shipowner").

                                    RECITALS:

         A. The Shipowner will be the sole owner of the mobile, self-contained and elevating drilling platform to be named the SCOOTER YEARGAIN ("the Vessel") built pursuant to the Construction Contract with LETOURNEAU, INC., a Texas corporation (the "Shipyard").

         B. To aid in financing the construction of the Vessel, the Shipowner will borrow an aggregate principal amount equal to 87-1/2% of the Actual Cost of the Vessel, as of the Closing Date. To accomplish such financing, the Shipowner has accepted this Guarantee Commitment subject to the terms and conditions set forth herein.

         C. The Shipowner has entered into the Credit Agreement providing for the sale and delivery, on the Closing Date, of obligations in the aggregate principal amount of $91,198,000 to be designated "United States Government Guaranteed Ship Financing Obligations, SCOOTER YEARGAIN Series" (the "Obligations") having the maturity date and interest rate set forth herein.

         D. As security for the Guarantees and the Secretary's Note, the Shipowner will execute and deliver the Security Agreement, Contract No. MA-13839, and the following agreements shall be executed and delivered: on the Closing Date, the Indenture, the Authorization Agreement, Contract No. MA-13838, the Secretary's Note, Amendment No. 7 to the Financial Agreement, Contract MA-13261, and Amendment No. 4 to the Depository Agreement, Contract No. MA-13445, and on the

Delivery Date, the Mortgage, Contract No. MA-13840.

                              W I T N E S S E T H:

         That under the provisions of Title XI of the Merchant Marine Act, 1936, as amended and in consideration of (i) the covenants of the Shipowner contained herein and (ii) other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Secretary hereby commits itself as herein provided.

                                    ARTICLE I
                    FINDINGS AND DETERMINATIONS OF SECRETARY

         Pursuant to Section 1104A(b)(1) of Title XI, the Secretary has approved the Shipowner as responsible and possessing the ability, experience, financial resources and other qualifications necessary to the adequate operation and maintenance of the Vessel.

         Pursuant to Section 1104A(b)(2) of Title XI, the Secretary has determined that the aggregate of the Actual Cost of the Vessel is $104,228,402. Prior to the Closing Date, the Secretary, in its discretion, may redetermine the Actual Cost of the Vessel.

         On the Closing Date, the aggregate principal amount of the Obligations will not exceed 87-1/2% of the Actual Cost.

          Pursuant to Sections 1104A(b)(3), 1104A(b)(4) and 1104A(b)(5) of Title XI, the Secretary has determined that: (1) the maturity date of the Obligations is satisfactory, (2) the payments of principal required by the Obligations are satisfactory, and (3) the interest rate to be borne by the Obligations to be issued on the Closing Date is reasonable.

         Pursuant to Section 1104A(d) of Title XI, the Secretary has found that the Shipowner's proposed use of the Vessel will be economically sound.

                                   ARTICLE II
                       COMMITMENT TO GUARANTEE OBLIGATIONS

         The United States, represented by the Secretary, HEREBY COMMITS ITSELF TO GUARANTEE the payment of the unpaid interest on, and the unpaid balance of the principal of, the Obligations, including interest accruing between the date of default under the Obligations and the payment in full of the Guarantees, and, to effect this Guarantee Commitment, hereby commits itself to execute and deliver the Authorization Agreement, Security Agreement, Amendment No. 7 to Financial Agreement, and Amendment No. 4 to the Depository Agreement on the Closing Date, and the Mortgage on the Delivery Date pursuant to the terms of the Guarantee Commitment.

                                   ARTICLE III
                                 THE OBLIGATIONS

         The Obligations shall be as provided in the Indenture and in the form of the Obligations annexed as Exhibits 2 and 3 to the Indenture. The Obligations shall be subject to all of the terms and conditions set forth in the Indenture.

                                   ARTICLE IV
              CONDITIONS TO EXECUTION AND DELIVERY OF THE GUARANTEE

         The obligation of the Secretary to execute and deliver the Guarantee on the Closing Date shall be subject to the following conditions unless waived in writing by the Secretary:

         (a)      the Closing Date shall occur on or prior to August 20, 2003;

         (b) the Shipowner and the Shipyard shall have executed and delivered to the Secretary a copy of the Construction Contract, as amended, and the Shipyard shall have executed the Consent of Shipyard;

         (c) the Shipowner shall have executed and delivered the following documents in the form attached hereto: the Security Agreement, Amendment No. 7 to Financial Agreement, Trust Indenture, Secretary's Note, Obligations, Credit Agreement, and Amendment No. 4 to the Depository Agreement;

         (d) the Indenture Trustee shall have executed, in the form attached hereto, the Authorization Agreement and Trust Indenture, the Depository shall have executed Amendment No. 4 to the Depository Agreement; and the Lender shall have executed the Credit Agreement;

         (e)      the following documents shall have been delivered to the
Secretary: (i) one executed counterpart and one copy of the Credit Agreement ;
(ii) two executed counterparts of the Indenture, (iii) two specimen copies of the Obligations; (iv) two executed originals of the legal opinion issued under section (k) of this Article; (v) two copies of the legal opinion delivered to the Lender pursuant to the Credit Agreement, and (vi) two originals of all other documents delivered by the Shipowner, Indenture Trustee or the Depository in connection with this Closing;

         (f) if the Shipowner intends to operate the Vessel in the U.S. domestic trade, the Shipowner and any bareboat charterers of such Vessel shall have furnished to the Secretary, within ten (10) days of the commencement of such operation, an affidavit complying with the requirements of 46 C.F.R. 355, demonstrating U.S. citizenship;

         (g) the Shipowner shall have executed an Officer's Certificate representing and warranting the truth of the following statements as of the Closing Date:

                  (i)      each of the representations and warranties set out at
         Section 2.01 of the General Provisions of the Security Agreement in Appendix III; and

                  (ii) the Shipowner is not in violation of any Federal laws having a substantial adverse effect on the interests of the United States of America and that the consummation of the Commitment complies with non-Title XI Federal law.

         (h) the Secretary shall have received the Guarantee Fee payable under Section 1104A (e) of Title XI and the Investigation Fee due under Section 1104A (f) of Title XI;

         (i) the Shipowner shall have complied in all material respects with its agreements under this Guarantee Commitment;

         (j) there shall not have occurred any event which constitutes (or after any period of time or any notice, or both, would constitute) a "Default" under the Security Agreement;

         (k) there shall have been delivered to the Secretary by the Shipowner an opinion of counsel acceptable to the Secretary, in the form annexed hereto as Schedule 1 which shall include, among other things, an opinion to the effect that: (i) by the terms of the Security Agreement, the Shipowner has granted to the Secretary a fully perfected, first priority security interest in each of the assets which constitutes the Security; and (ii) all filings, recordings, notices and other actions required to perfect the Secretary's interests in the Security and to render such security interests valid and enforceable under applicable State law have been duly effected;

         (l) the Secretary shall have received a letter agreement from the Shipowner to provide the Secretary within a reasonable time after the Closing Date, with five conformed copies of the Guarantee Commitment and each of the Appendices and Exhibits thereto executed on or prior to such date;

         (m)      on the Closing Date, the qualifying requirements set forth in
Section 15 of the Financial Agreement shall have been complied with and certified to as required therein; and

         (n) at least ten (10) days prior to the Closing Date, there shall have been delivered to the Secretary, pro forma balance sheets for the Shipowner as of the Closing Date, certified by an officer of the Shipowner showing, among other things, all non-Title XI debt of the Shipowner;

         (o) on the Closing Date, the Shipowner shall certify that all non-Title XI debt to the Shipowner relating to the Vessel have been discharged or subordinated satisfactorily to the Secretary; and

         (p) at least ten (10) days prior to the Closing Date, the Shipowner shall have provided the Secretary with satisfactory evidence of Builder's Risk insurance as required by the Security Agreement, and at least ten
(10) days prior to the Delivery Date, the Shipowner shall have provided the Secretary with satisfactory evidence of marine insurance as required by the Security Agreement.

                                    ARTICLE V
                        VARIATION OF GUARANTEE COMMITMENT

         No variation from the terms and conditions hereof shall be permitted except pursuant to an amendment executed by the Secretary and the Shipowner.

                                   ARTICLE VI
                TERMINATION OR ASSIGNMENT OF GUARANTEE COMMITMENT

         This Guarantee Commitment may be terminated and the parties hereto shall have no further rights or obligations hereunder, upon written notice by the Secretary of the termination of the obligations of the United States pursuant to the Shipowner's failure to satisfy one or more conditions set forth in Article IV hereof or upon the Secretary's determination, at or before the Closing Date, that (i) the Shipowner is in violation of Federal law and such violation would have a substantial, adverse effect on the interests of the United States of America, or (ii) the consummation of the Commitment would violate non-Title XI Federal law. The Shipowner's warranties and representations shall survive the termination of this Guarantee Commitment and the Secretary's issuance of the Guarantees. This Guarantee Commitment may not be assigned by the Shipowner without the prior written approval of the Secretary and any attempt to do so shall be null and void ab initio.

                                   ARTICLE VII
                                  MISCELLANEOUS

         (a) The table of contents and the titles of the Articles are inserted as a matter of convenient reference and shall not be construed as a part of this Guarantee Commitment. This Guarantee Commitment may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute but one and the same instrument.

         (b) For all purposes of this Guarantee Commitment, unless otherwise expressly provided or unless the context shall otherwise require, capitalized terms used herein shall have the meaning given in Schedule X to the Security Agreement.

         IN WITNESS WHEREOF, this Commitment to Guarantee Obligations has been executed by the United States and accepted by the Shipowner, all as of the day and year first above written.

                                           UNITED STATES OF AMERICA,
                                           SECRETARY OF TRANSPORTATION

                                           BY: MARITIME ADMINISTRATOR

(SEAL)

                                           BY: /s/ Joel C. Richard
                                               ----------------------------
                                               Secretary
                                               Maritime Administration

Attest:

/s/ Sarah. J. Washington
------------------------------
Assistant Secretary
Maritime Administration

                                           ACCEPTED BY:

                                           ROWAN COMPANIES, INC.
                                           as Shipowner

                                           BY:/s/ E. E. Thiele
                                              -----------------------------
                                           Senior Vice President

(SEAL)

Attest:

BY: /s/ Mark H. Hay
    --------------------------
    Secretary

EXHIBIT 3 TO THE SECURITY AGREEMENT                                  DOCUMENT 14

                                                           Contract No. MA-13840

FIRST PREFERRED SHIP MORTGAGE

         THIS FIRST PREFERRED SHIP MORTGAGE, dated ____ 20__, is made by ROWAN COMPANIES, INC., a Delaware corporation (the "Shipowner" and "Mortgagor") located at Suite 5450, 2800 Post Oak Blvd., Houston, Texas 77056 to the UNITED STATES OF AMERICA (the "United States"), represented by the Secretary of Transportation, acting by and through the Maritime Administrator (the "Secretary" and "Mortgagee") located at the U.S. Department of Transportation, 400 Seventh Street, S.W., Washington, D.C. 20590.

         WHEREAS, pursuant to the Trust Indenture executed May 28, 2003, the Shipowner has authorized the issuance of Obligations designated "United States Government Guaranteed Ship Financing Obligations, Scooter Yeargain Series" in an aggregate principal amount not to exceed $91,198,000 to finance the construction of the SCOOTER YEARGAIN, Official Number __________ (the "Vessel");

         WHEREAS, the Shipowner is the sole owner of the whole of the Vessel;

         NOW, THEREFORE, THIS MORTGAGE WITNESSETH:

         That, in consideration of the premises and of the additional covenants herein contained and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and as security for the Guarantees and in order to secure the payment of the above-mentioned interest on and principal of the Secretary's Note and all other sums that may be secured by the Mortgage and the Security Agreement, and to secure the due performance and observance of all the agreements and covenants in the Secretary's Note and herein contained, the Shipowner has granted, conveyed, mortgaged, pledged, confirmed, assigned, transferred and set over, and by these presents does grant, convey, mortgage, pledge, confirm, assign, transfer and set over unto the Mortgagee a hundred percent interest in the whole of the Vessel which is more fully described in its certificates of documentation, together with all of its boilers, engines, machinery, masts, spares, rigging, boats, anchors, cables, chains, tackle, tools, pumps and pumping equipment, apparel, furniture, fittings and equipment, spare parts and all other appurtenances to said Vessel appertaining or belonging, whether now owned or hereafter acquired whether on board or not and all additions, improvements, renewals and replacements hereafter made in or to said Vessel or said appurtenances.

         TO HAVE AND TO HOLD, all and singular, the above mortgaged and described property unto the Mortgagee, to its own use, benefit and behoof forever;

         PROVIDED, HOWEVER, and these presents are upon the condition that, if the above-mentioned principal of and interest on the Secretary's Note are paid or satisfied in accordance with the terms thereof, the Security Agreement and this Mortgage, and all other obligations and liabilities that may be secured by the Security Agreement and this Mortgage are paid in accordance with their terms, then this Mortgage and the estate and rights hereunder shall cease, determine and be void, otherwise to remain in full force and effect.

         The Shipowner hereby agrees with the Mortgagee that the Vessel now or at any time subject to the lien of this mortgage is to be held by the Mortgagee subject to the further agreements and conditions hereinafter set forth.

                                  ARTICLE FIRST

         SECTION 1. All of the Shipowner's covenants and agreements including, without limitation, those relating to: maintenance of United States citizenship; organization and existence of the Shipowner; title to and possession of the Vessel; sale, transfer or charter of the Vessel; taxes; liens; documentation of the Vessel; material changes in the Vessel; compliance with applicable laws; maintenance of marine insurance; requisition of title; and compliance with Chapter 313 of Title 46 of the United States Code, set forth in, and all of the Secretary's rights, immunities, powers and remedies provided for in the Security Agreement, except for the Granting Clause thereof, together with all other provisions of the Security Agreement, are incorporated herein by reference with the same force and effect as though set forth at length in this Mortgage, and a true copy of the form of the Security Agreement are annexed hereto.

         SECTION 2. A Default pursuant to the provisions of the Security Agreement shall constitute a default hereunder, and shall give the Mortgagee the rights and remedies established by Chapter 313 of Title 46 of the United States Code, and as provided in the Security Agreement.

                                 ARTICLE SECOND

         SECTION 1. This Mortgage may be executed in any number of counterparts and all such counterparts executed and delivered each as an original shall constitute but one and the same instruments.

         SECTION 2. All of the Shipowner's covenants, promises, stipulations and agreements in this Mortgage shall bind the Shipowner and its successors and assigns, and shall inure to the benefit of the Mortgagee and its successors and assigns, and all of the Mortgagee's covenants, promises, stipulations and agreements in this Mortgage, shall bind the Mortgagee and its successors and assigns, and shall inure to the benefit of the Shipowner and its successors and assigns, whether so expressed or not.

         SECTION 3. All capitalized terms used herein shall have the meaning specified in Schedule X to the Security Agreement, unless the context otherwise requires.

         SECTION 4. No provision of this Mortgage or of the Security Agreement shall be deemed to constitute a waiver by the Mortgagee of the preferred status of the Mortgage given by 46 U.S.C. Section 31305, and any provision of this Mortgage or of the Security Agreement which would otherwise constitute such a waiver, shall to such extent be of no force and effect.

         SECTION 5. Once the Mortgage shall have become null and void, the Secretary, on request of the Shipowner and at the Shipowner's cost and expense, shall forthwith cause satisfaction and discharge of this Mortgage to be entered upon its and other appropriate records, and shall execute and deliver to the Shipowner such instruments as may be necessary, duly acknowledging the satisfaction and discharge of this Mortgage.

                                  ARTICLE THIRD

         The total principal amount of the obligations that is secured by this First Preferred Ship Mortgage is Ninety One Million One Hundred Ninety Eight Thousand Dollars and NO/100's ($91,198,000) excluding interest, expenses, and fees. The date of discharge for the Vessel is the later of (x) the date on which the Secretary's Note is satisfied under Section 3.02(a), (b), or (d) of the General Provisions to the Security Agreement or (y) May 10, 2019.

         IN WITNESS WHEREOF, this instrument has been executed on the date below indicated, and effective as of the day and year first above written.

                                               ROWAN COMPANIES, INC.,
                                                   as Shipowner

      (SEAL)                                   BY: ____________________________
                                                      Senior Vice President

                                                  Date Signed:  ________________

      Attest:

      ___________________________
      Secretary

CONSENTED TO:                                  UNITED STATES OF AMERICA
                                               SECRETARY OF TRANSPORTATION
                                               acting by and through the
                                               MARITIME ADMINISTRATOR

                                               BY:______________________________
                                                  Secretary
                                                  Maritime Administration

                                 ACKNOWLEDGMENT

         STATE OF TEXAS     )
                            ) ss:
         COUNTY OF HARRIS   )

                  On this ____ day of ___________, ____, before me,
______________, a Notary Public in and for the State of Texas, County of Harris, personally appeared ___________________, duly known to me to be the Senior Vice President of ROWAN COMPANIES, INC., a Delaware corporation, the corporation described in and that executed the instrument hereto annexed and acknowledged to me that the seal affixed to said instrument is such corporation's seal, that it was so affixed by authority set forth in the Bylaws of said corporation, and that he signed his name thereto by like authority.

         (NOTARIAL SEAL)
                                               ________________________________
                                                         NOTARY PUBLIC

                                               My Commission Expires:

        DISTRICT OF COLUMBIA        )
                                    ) ss:
        CITY OF WASHINGTON          )

         I, the undersigned, a Notary Public in and for the District of Columbia, do hereby certify that ____, Secretary of the Maritime Administration, personally appeared before me in said District, the aforesaid officer being personally well known to me as the person who executed the Mortgage hereto annexed, and acknowledged the same to be his/her act and deed as said officer.

         Given under my hand and seal this __________ day of __________ , _____.

                                               NOTARY PUBLIC
                                               MY Commission Expires:
(NOTARIAL STAMP AND SEAL)